                                                                  Exhibit (e)(9)

[LOGO] The AIG Life Companies (U.S.)

                                                       EXECUTIVE ADVANTAGE(SM)

                                                    AUTOMATIC REBALANCING REQUEST

Policy Number:                Policyholder:
               --------------               --------------------------------------------------------------
                                            (Last Name, First Name, Middle Name)

Insured:                                                          Social Security No.:       -     -
         --------------------------------------------------------                      ------ ----- ------
         (Last Name, First Name, Middle Name)

For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

[ ] Monthly  [ ] Quarterly  [ ] Semi-annually  [ ] Annually    Following are rebalanced percentages after the transfer:

Guaranteed Account                                   _______%
                                                                                                                            Percent
                                                                                                                           --------
   Alliance Bernstein Variable                                 Goldman Sachs Variable Insurance Trust
      Products Series Fund, Inc.                                  Strategic International Equity Fund                       _______%
   Growth Portfolio                                  _______%     Structured U.S. Equity Fund                               _______%
   Growth and Income Portfolio                       _______%
   Large Cap Growth Portfolio                        _______%  J.P. Morgan Insurance Trust
   Small Cap Growth Portfolio                        _______%  Small Cap Core Portfolio                                     _______%
American Century Variable Portfolios,
   Inc.                                                        The Universal Institutional Funds, Inc.
   VP Income & Growth Fund                           _______%     Core Plus Fixed Income Portfolio                          _______%
   VP International Fund                             _______%     Emerging Markets Equity Portfolio                         _______%
BlackRock Variable Series Funds, Inc.                             High Yield Portfolio                                      _______%
   BlackRock Basic Value V.I. Fund                   _______%     Mid Cap Growth Portfolio                                  _______%
   BlackRock Fundamental Growth V.I. Fund            _______%     U.S. Mid Cap Value Portfolio                              _______%
   BlackRock Government Income V.I. Fund             _______%  Neuberger Berman Advisers Management Trust
   BlackRock Value Opportunities V.I. Fund           _______%     AMT Partners Portfolio                                    _______%
Credit Suisse Trust                                            PIMCO Variable Insurance Trust
   International Equity Flex III Portfolio           _______%     High Yield Portfolio                                      _______%
   International Equity Flex II Portfolio            _______%     Long-Term U.S. Government Portfolio                       _______%
   International Equity Flex I Portfolio             _______%     Real Return Portfolio                                     _______%
   U.S. Equity Flex III Portfolio                    _______%     Short-Term Portfolio                                      _______%
   U.S. Equity Flex II Portfolio                     _______%     Total Return Portfolio                                    _______%
   U.S. Equity Flex I Portfolio                      _______%  Vanguard Variable Insurance Fund
Fidelity Variable Insurance Products                              Total Bond Market Index Portfolio                         _______%
   VIP Balanced Portfolio                            _______%     Total Stock Market Index Portfolio                        _______%
   VIP Contrafund Portfolio                          _______%  VALIC Company I
   VIP Index 500 Portfolio                           _______%     International Equities Fund                               _______%
   VIP Money Market Portfolio                        _______%     Mid Cap Index Fund                                        _______%
   Franklin Templeton Variable                                    Small Cap Index Fund                                      _______%
      Insurance Products Trust
   Developing Markets Securities
      Fund- Class 2                         _______%
   Foreign Securities Fund- Class 2                  _______%
   Growth Securities Fund - Class 2                  _______%


-------------------------------------------                       ------------------------------------------------------
Signature of Insured                                              Signature of Policyholder (if other than Insured)

                                       , 20
---------------------------------  ----    ---
Date Signed

Automatic Rebalance, Executive Advantage(SM), 04/07